 Company Presentation  July 28, 2015

 Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things, the manner, tax-free nature and expected benefits associated with the proposed spin-off of certain control assets of Capital Southwest into a new, independent, publicly traded company, CSW Industrials, Inc. (“CSWI”), the expected timing of the completion of the transaction and the business, financial condition and results of operations of Capital Southwest, including the businesses of CSWI. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or words, phrases or similar expressions or the negative thereof, are intended to identify forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. These risks and uncertainties include, but are not limited to, risks relating to Capital Southwest’s ability to complete the proposed spin-off transaction and to achieve the expected benefits therefrom. In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this presentation. Other unknown or unpredictable factors could also have a material adverse effect on CSWI’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to CSWI and its business, see CSWI’s filings with the SEC, including the Information Statement filed as an exhibit to CSWI’s Registration Statement on Form 10. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Neither Capital Southwest nor CSWI assumes any obligation to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

 Pro-Forma and Non-GAAP Financial Information   The pro forma financial data in this presentation represents the combined financial information of CSWI for the fiscal year ended March 31, 2015 as adjusted (a) to include the acquisition of substantially all the assets of Strathmore Products, Inc. and (b) to give effect to the proposed spin-off of CSWI and the related transactions. The pro forma financial data does not purport (i) to represent what CSWI's results of operations actually would have been if the spin-off and Strathmore acquisition had occurred prior to the fiscal year presented or (ii) to project CSWI's financial performance for any future period. This presentation includes non-GAAP financial measures including EBITDA. Reconciliations to the most directly comparable GAAP measures are included on page 32 of this presentation. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.

 Transaction Overview  Structured as a tax-free spin transactionForm 10 Registration Statement for CSWI initially filed with the SEC on June 16, 2015  The separation is designed to unlock shareholder value immediately and to enhance long-term shareholder value by establishing two strong, independent companies with distinct growth strategies  Ticker  CSWI          Exchange  NASDAQ          Exchange Ratio  1 Share of CSWI for every 1 share of CSWC          Expected Number of Shares  15.6mm          Record Date  [TBD]          Distribution of CSWI Shares  [TBD]          First Day of Regular-Way Trading  [TBD]

CSW INDUSTRIALS

Experienced Management Team

Executive Officers



Joseph B. Armes
Chairman and CEO



Kelly Tacke
CFO



Christopher J. Mudd
President & COO

Board of Directors

Michael Gambrell
Former Executive Vice President of The Dow Chemical Company

Linda Livingstone, Ph.D.
Dean of The George Washington University School of Business

William F. Quinn
Executive Chairman and Founder of American Beacon Advisors

Robert Swartz
Lead director of the CSWI Board
Executive Vice President and Chief Operating Officer for Glazer's, Inc

Management team including portfolio company executives averages 25 years of experience in the industrial manufacturing and specialty chemicals industries

BALCO INC JET-LUBE RECTORSEAL 5 SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

 I. Company Overview

 Investment Highlights  Broad Portfolio of Leading Industrial Brands and SolutionsSustainable Organic Revenue Growth and Operating PerformanceStable Platform for Acquisitions with Proven Track RecordCulture of Product Enhancement and Customer Centric SolutionsDiverse Sales and Distribution Channels Serving Attractive End Markets

CSW INDUSTRIALS

CSWI Overview

- A diversified industrial growth company with well-established, scalable platforms
- Deep domain expertise across three segments:
  - Industrial Products
  - Coatings, Sealants & Adhesives
  - Specialty Chemicals
- PF(1) Net Revenues: $325mm, PF(1) EBITDA: $60mm
- Broad portfolio of leading industrial products providing performance optimizing solutions to our diversified customer base. Products include mechanical products for heating, ventilation and air conditioning ("HVAC") and refrigeration applications, coatings and sealants and high performance specialty lubricants

We seek to deliver solutions to our professional customers that provide superior performance and reliability

(1) PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31

BALCO INC JET-LUBE RECTORSEAL 8 SMOKE GUARD Strathmore Products, Inc. WHITMORE

 CSWI’s corporate culture will SHAPE and GUIDE our company by helping each team member understand how to make his/her contribution to the company we serve. Our culture manifests the OBSERVED BEHAVIORS, the NORMS, and the DOMINANT VALUES of the company. Our culture should be effective in REINFORCING certain behaviors and ERADICATING others. THE GOAL OF OUR CORPORATE CULTURE IS TO MAXIMIZE PERFORMANCE.   CSWI Corporate Culture

CSWI Corporate Culture (Cont'd)

Our corporate culture will be based on our core values:

- **Integrity**
- **Respect**
- **Excellence**
- **Stewardship**
- **Citizenship**
- **Accountability**
- **Teamwork**

10

 CSWI Business Segments  IndustrialProducts  SpecialtyChemicals  Coatings, Sealants & Adhesives        Business Segment  Legal Entity  IndustrialBrands

CSW INDUSTRIALS

History of CSWI Businesses


1949 JET-LUBE founded in Glendale, CA
1937 RECTORSEAL founded in Houston, TX
CSWC acquires Jet-Lube
CSWC acquires RectorSeal
1991 SMOKE SG GUARD founded in Boise, ID
CSWC acquires SmokeGuard
CSWC acquires Design Water, RCT, Evolve and OilSafe
CSWC acquires SureSeal
CSWC capital southwest
1961 1969 1973 1979 1989 2005 2012 2013 2014 2015
CSW INDUSTRIALS
CSWC founded in Dallas, TX
CSWC acquires Airtec, G-O-N and QHi Rail
CSWC separates into CSWI and legacy CSWC
1893 WHITMORE founded in Cleveland, OH
CSWC acquires Whitmore
1957 BALCO INC founded in Wichita, KS
CSWC acquires Balco
CSWC acquires Novent and Rizza
1942 Strathmore Products, Inc. founded in Syracuse, NY
CSWC acquires Strathmore

12

 CSW Industrials employs over 750 individuals worldwide    Headquarters  Manufacturing    Research    Sales Offices     Warehouses

 CSWI Business Segments  Well-balanced portfolio of businesses with strong organic growth profiles and numerous product line and strategic acquisition opportunities in each segment  PF2015 Net Revenues (1)  PF2015 EBITDA (1)(2)  Total Net Revenues: $325.0mm  Total EBITDA: $60.1mm  PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31Reflects pro rata allocation of other pro forma adjustments of $3.2mm to segment EBITDA based on segment revenuesOther includes CapStar, a real estate holding company, whose operations are not material to CSWI  (3)  (3)

   CSWI Key Growth Drivers  Benefits resulting from the Share Distribution and Related Reorganization  Leverage Existing Customer Relationships, Brands and Solutions  Focused Acquisitions that Leverage our Distribution Channels  Operational Excellence

 II. Key Growth Drivers

CSW INDUSTRIALS

Benefits from Reorganization

As an independent, publicly traded company, CSWI will have greater focus on its core businesses and greater flexibility to pursue growth opportunities including organic investments, product line and strategic acquisitions

Post Spin-Off Structure

Shareholders

100% — CSWC capital southwest — *Nasdaq-Listed*

100% — CSW INDUSTRIALS — *Expected to be Listed on Nasdaq*

Operating Companies (*)

- The RectorSeal Corporation ("RectorSeal")
- Jet-Lube, Inc. ("Jet-Lube")
- The Whitmore Manufacturing Company ("Whitmore")
- Balco, Inc. ("Balco")
- Strathmore Products, Inc. ("Strathmore")
- Smoke Guard, Inc. ("Smoke Guard")

Benefits from Spin-Off

- Organize the CSWI businesses around key market segments
- Grow the CSWI businesses by allocating capital more efficiently
- Offer greater investor choice through separate entities
- Unlock shareholder value
- Increase management focus
- Better align interests of management and stockholders

(*) Also includes CapStar, a real estate holding company, whose operations are not material to CSWI

17

 Ability to leverage customer base and cross-sell products across three segments  Leverage Existing Relationships and Products  Key End Use Markets(1)  Industrial Products  Coatings, Sealants & Adhesives  Specialty Chemicals  Plumbing        HVAC        Refrigeration        Electrical        Commercial construction        Rail        General industrial        Oil & Gas        Mining        (1) Other key end use markets include Drilling & Boring, Water well drilling, Steel, Power Generation, Cement and Aviation

 Focused Acquisitions  There are further attractive synergistic acquisitions available to achieve higher growth and profitability  Capital Invested for Acquisitions ($mm)  Strategy & Execution Plan  Identify and execute acquisitions that will broaden our portfolio of industrial brands and products, and support our business segmentsEliminate costs and overhead in strategic acquisitions and most non-manufacturing related costs in product line acquisitionsFocus on commercially proven products and solutions that:Are attractive to customers in our target end markets Currently have limited distribution Would benefit from a broader distribution networkUtilize strong free cash flow or third-party financing to fund these acquisitions  (1) Strathmore purchase price of $69.0mm does not include potential earn out consideration of up to $16.5mm  (1)

 Focus on operational excellence in all aspects of CSWI’s business, leading to improved efficiencies and increased profitabilityExamples of achieving savings through operational excellence:CSWI is consolidating the manufacturing of all lubricant and grease products currently manufactured in a Houston, TX facility to the Rockwall, TX facility to optimize capacity, efficiency and qualityCSWI recently organized a technology summit among the technical and commercial leaders of our Coatings, Sealants & Adhesives and Specialty Chemicals segments in order to accelerate the process of leveraging best practices across these business segmentsCSWI expects to benefit from exploiting new opportunities by applying its best practices when integrating acquisitions  Operational Excellence  Continue to expand improvement initiatives and information sharing across CSWI’s entire platform, promoting best practices

 III. Financial Overview

 Combined Financials – Net Revenues  Net Revenues ($mm, %)  Highlights  Consistent mid double-digit net revenue growth (16.4%, 16.4% and 13.0% in FY2013, FY2014 and FY2015, respectively) supported by industry leading products in high growth end markets with a diversified customer baseNet revenue growth driven by a combination of robust organic growth and acquisitions40.3% net revenue growth in PF2015 including StrathmoreStrong track record of capitalizing on product line and strategic acquisition opportunities   (1) PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31

 Organic vs. Acquisition Growth  Net Revenues ($mm, %)(1)  Highlights  27.8% total net revenue CAGR over the last two years, including StrathmoreStrong compounded organic net revenue growth of 18.9% as a result of CSWI’s focus on end markets with attractive growth trends Additional 8.9% contribution to total net revenue CAGR from acquisitions over the last two years including product line and strategic acquisitions (including Strathmore)  (1) Inorganic revenue calculated based on standard rolling 12 months method   Total Net Revenue CAGR with Strathmore: 27.8%  Organic Net Revenue CAGR: 18.9%  Acquisition growth contribution including Strathmore: 8.9%

 Combined Financials – Margins  Operating Income ($mm, %)(1)  Highlights  Attractive operating and EBITDA margins with potential improvement from integration of businesses and shared best practicesEBITDA margins higher than those of peers, partly due to CSWI’s loyal and diverse customer base that recognizes the performance and quality of the products and solutionsDisciplined product line acquisition strategyContinued improvement of profitability through targeted investments in manufacturing processes  EBITDA ($mm, %)(1)  (1) PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31

CSW INDUSTRIALS

Combined Financials – Capital Investment & ROIC

Capital Expenditures ($mm, %)



$20.0
$15.0
$10.0
$5.0
$ -
20.0%
15.0%
10.0%
5.0%
0.0%
$15.5
$15.0
$9.6
7.8%
6.5%
3.0%
FY2013
FY2014
PF2015(1)
Capital Expenditures
% of Net Revenues

ROIC(2) (%)



15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
13.2%
12.6%
11.8%
FY2013
FY2014
PF2015(1)

Highlights

- Historical capital expenditures to net revenue ratio averaged 5.7% in the last three years
  - Capital expenditures declined in PF2015 primarily due to completion of facility expansion project for Whitmore
- Average ROIC of 12.5% for the last three years, including Strathmore and other PF adjustments
  - Excluding other PF adjustments of $3.2mm results in ROIC of 12.6% in PF2015

(1) PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31
(2) ROIC calculated using average balance of invested capital (defined as net debt plus equity); NOPAT assumes 38% tax rate

BALCO INC JET-LUBE RECTORSEAL 25 SMOKE SG GUARD Strathmore Products, Inc. WHITMORE

 Segment Financials – Net Revenues  Net Revenues ($mm)  Highlights  27.8% net revenue CAGR over the last two years, including StrathmoreRecent growth primarily attributable to an increase in sales volumes in the Industrial Products segment and in the Coatings, Sealants & Adhesives segmentNet revenues by geography (PF2015)  PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31Related to rental income from CapStar, a real estate holding company  Other (2)

Segment Financials – Margins

Operating Income ($mm)



$55.0
$40.0
$25.0
$10.0
($5.0)
$32.2
$7.7
$10.9
$13.4
$0.1
$37.9
$9.4
$12.6
$15.9
$0.1
$46.2
$5.4
$11.4
$19.7
$13.0
($3.2)
($0.1)
FY2013
FY2014
PF2015(1)
Other (2)
Specialty Chemicals
Industrial Products
Coatings, Sealants & Adhesives
Strathmore
Other PF Adj.

Operating Income Margin (%)(3)



25%
20%
15%
10%
FY2013
FY2014
PF2015(3)
Specialty Chemicals
Coatings, Sealants & Adhesives
Industrial Products

Highlights

- Many products enjoy strong margin profiles due to high performance and quality and loyal customer bases
- Margin expansion driven by targeted investments to further improve manufacturing processes, including:
  - Lower manufacturing costs
  - Increased production utilization
  - Improved product quality
- Strathmore acquisition reduced PF2015 Coatings, Sealants & Adhesives margins but are expected to increase with integration execution

(1) PF2015 includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31
(2) Related to rental income from CapStar, a real estate holding company
(3) PF2015 operating margins do not reflect other pro forma adjustments of $3.2mm

27

Strong Balance Sheet  Total Capitalization  Highlights  PF LTM EBITDA includes Strathmore FY2014 results and other pro forma adjustments; Strathmore fiscal year ends December 31Excludes restricted cash and bank time deposits  Strong balance sheet with ample liquidityCurrent available cash and cash equivalents sufficient to easily meet CSWI’s liquidity needs for at least the next 12 months  Indebtedness

 CSWI vs. Industrial Goods Peers  2011–2014 Net Revenue CAGR  2014 EBITDA Margin  Note: Net revenue growth and margins based on calendarized financials, revenue growth figure is a 3-year CAGR(1) Median excludes CSWI and CSWI segments  (1)  (1)

 CSWI vs. Specialty Chemicals Peers  2011–2014 Net Revenue CAGR  2014 EBITDA Margin  Note: Net revenue growth and margins based on calendarized financials, revenue growth figure is a 3-year CAGR(1) Median excludes CSWI and CSWI segments  (1)  (1)

 Appendix

 EBITDA Reconciliation  Strathmore D&A includes $2.8mm of additional D&A as a result of application of acquisition method of accountingOther pro forma adjustments include incremental expenses related to operating as a stand alone independent company, net of $1.5mm of non-recurring charges related to the Jet-Lube integration into Whitmore and Strathmore acquisition costs

 Historical and Pro Forma Financial Results  Related to rental income from CapStar, a real estate holding companyOther pro forma adjustments include incremental expenses related to operating as a stand alone independent company, net of $1.5mm of non-recurring charges related to the Jet-Lube integration into Whitmore and Strathmore acquisition costs